Exhibit 99.1

Fidelity National Financial, Inc. Reports Second Quarter 2012 EPS of $0.65 and Pre-Tax Title Margin of 14.4%
Jacksonville, Fla. -- (July 23, 2012) -- Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, mortgage services and restaurant and other diversified services, today reported operating results for the three-month and six-month periods ended June 30, 2012.

•	Pre-tax title margin, excluding realized gains and a claims recoupment impairment, of 14.4% versus 11.6% in the second quarter of 2011, a 280 basis point, or 24%, increase over the prior year

•	Commercial revenue of $98.3 million; 4% growth versus the second quarter of 2011

•
Open orders of 667,500 for the second quarter, an increase of 153,500, or 30%, over the second quarter of 2011; open orders per day of 10,400 for the second quarter versus 8,000 open orders per day for the second quarter of 2011

•	The agency commission split was 76% / 24% versus 78% / 22% in the second quarter of 2011, an improvement of approximately 185 basis points

•
O'Charley's operating results are included beginning April 9, 2012; consolidation of American Blue Ribbon Holdings (“ABRH”) results (which include O'Charley's) began on May 11, 2012; third quarter 2012 will mark the first full quarter of financial results from the consolidated restaurant group

•
Recognized a gross $71.4 million pre-tax gain (pre-tax gain was $61.5 million, net of $9.9 million in acquisition and restructuring expenses) on the consolidations of O'Charley's and ABRH, partially offset by a $10.8 million claims recoupment impairment in the title business (recorded in title claim loss) and a $5.9 million impairment in Cascade Timberlands due to the signing of a definitive agreement to sell all of its land holdings (recorded in realized gains/losses); total net effect was a $28.5 million after-tax, or $0.13 per diluted share, contribution to second quarter results

•	Announced signing of a definitive agreement to acquire J.Alexander's Corporation on June 25, 2012

Consolidated

	Three Months Ended	Three Months Ended
	June 30, 2012	June 30, 2011
Total revenue	$1.74 billion	$1.23 billion
Net earnings attributable to common shareholders	$147.0 million	$80.0 million
Net earnings per diluted share attributable to common shareholders	$0.65	$0.36
Cash flow from operations	$237.5 million	$53.4 million

	Six Months Ended	Six Months Ended
	June 30, 2012	June 30, 2011
Total revenue	$2.93 billion	$2.37 billion
Net earnings attributable to common shareholders	$221.4 million	$122.5 million
Net earnings per diluted share attributable to common shareholders	$0.99	$0.55
Cash flow from (used in)operations	$192.5 million	($13.1) million

The following are summary financial and operational results for the operating segments of FNF for the three-month and six-month periods ended June 30, 2012 and 2011:

Fidelity National Title Group (“FNT”)

	Three Months Ended	Three Months Ended
	June 30, 2012	June 30, 2011
Total revenue	$1.40 billion	$1.22 billion
Pre-tax earnings	$192.1 million	$143.7 million
Realized gains	$0.6 million	$2.3 million
Claims recoupment impairment	$10.8 million	—
Pre-tax earnings (excluding realized gains and claims recoupment impairment)	$202.3 million	$141.4 million
Pre-tax margin (excluding realized gains and claims recoupment impairment)	14.4%	11.6%

	Six Months Ended	Six Months Ended
	June 30, 2012	June 30, 2011
Total revenue	$2.58 billion	$2.34 billion
Pre-tax earnings	$321.6 million	$250.0 million
Realized gains	$4.6 million	$20.7 million
Claims recoupment impairment	$10.8 million	—
Pre-tax earnings (excluding realized gains and claims recoupment impairment)	$327.8 million	$229.3 million
Pre-tax margin (excluding realized gains and claims recoupment impairment)	12.7%	9.9%

Month	Direct Orders Opened	Direct Orders Closed
April 2012	201,800	149,600
May 2012	228,300	156,300
June 2012	237,400	153,400

Second Quarter 2012	667,500	459,300

Month	Direct Orders Opened	Direct Orders Closed
April 2011	160,400	115,300
May 2011	169,600	113,400
June 2011	184,000	124,500

Second Quarter 2011	514,000	353,200

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
2nd Quarter 2012	19,700	12,500	$98.3	$7,900
2nd Quarter 2011	19,100	12,000	$94.9	$7,900

•
The preceding table only includes commercial activity from FNF's commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.

Restaurant Group

Three Months Ended
June 30, 2012
Operating revenue	$252.9 million
Total revenue	$324.3 million
Pre-tax earnings	$62.7 million
Depreciation & amortization	$9.3 million
Interest expense	$0.8 million
EBITDA	$72.8 million
Realized gain	($71.4 million)
EBITDA, excluding realized gain	$1.4 million
Acquisition and restructuring expenses	$9.9 million
Adjusted EBITDA	$11.3 million
Adjusted EBITDA margin	4.5%

“This quarter clearly demonstrates the operating leverage in our title business,” said Chief Executive Officer George P. Scanlon. “We generated a 14.4% pre-tax title margin because of increased refinance orders and improving seasonal resale volumes. While refinance volumes are grabbing the headlines, we also saw a 7% increase in purchase orders in the second quarter versus the prior year period. Our balance sheet and cash flow strengthened as our cost containment initiatives for legal and claims handling costs continue to yield improvement. We are confident in further margin expansion as we experience continued improvement in what remains a difficult real estate market.
“We are also excited to begin to consolidate our restaurant operations and report them as a distinct segment. For the partial quarter, we reported operating revenue of approximately $253 million, adjusted EBITDA of $11 million and an adjusted EBITDA margin of 4.5%. The integration of O'Charley's into ABRH has begun and we look forward to reporting improving margins as we move forward with our integration plans. We are confident that the increased transparency of the separate segment disclosure of a consolidated restaurant group will allow investors to more easily derive the fair value of our restaurant operations.”
“During the second quarter, we entered into two acquisitions in our growing restaurant segment,” said Chairman William P. Foley, II. “In April, we completed the acquisition of O'Charley's, adding more than $800 million in annual revenue. In May, we merged O'Charley's with our existing restaurant operation, American Blue Ribbon Holdings, creating a majority-owned restaurant entity with $1.25 billion in annual revenue. In June, we announced our agreement to acquire J. Alexander's for $72 million. We are excited about the future of American Blue Ribbon Holdings and are confident that we can create significant value for our shareholders through this company.”

Conference Call
FNF will host a call with investors and analysts to discuss second quarter 2012 results on Tuesday, July 24, 2012, beginning at 11:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:00 p.m. Eastern time on July 24, 2012, through July 31, 2012, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 253284.

About FNF
Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, mortgage services and restaurant and other diversified services. FNF is the nation's largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title and Alamo Title - that collectively issue more title insurance policies than any other title company in the United States. FNF also owns a 55% stake in American Blue Ribbon Holdings, LLC, an owner and operator of the O'Charley's, Ninety Nine Restaurant, Max & Erma's, Village Inn, Bakers Square and Stoney River Legendary Steaks concepts. In addition, among other operations, FNF owns minority interests in Ceridian Corporation, a leading provider of global human capital management and payment solutions and Remy International, Inc., a leading designer, manufacturer, remanufacturer, marketer and distributor of aftermarket and original equipment electrical components for automobiles, light trucks, heavy-duty trucks and other vehicles. More information about FNF can be found at www.fnf.com.

Forward Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company's Form 10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In millions, except per share amounts, order information, and fee per file)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Direct title premiums	$427.5	$357.2	$781.5	$680.1
Agency title premiums	518.5	484.7	932.4	908.0
Total title premiums	946.0	841.9	1,713.9	1,588.1
Escrow, title-related and other fees	434.9	353.8	816.5	686.3
Total title and escrow	1,380.9	1,195.7	2,530.4	2,274.4

Restaurant revenue	252.9	—	252.9	—
Interest and investment income	37.0	37.3	73.4	71.0
Realized gains and losses	66.1	0.7	70.1	20.2
Total revenue	1,736.9	1,233.7	2,926.8	2,365.6

Personnel costs	450.0	389.2	857.6	772.8
Other operating expenses	334.3	266.6	609.5	525.3
Cost of restaurant revenue	215.4	—	215.4	—
Agent commissions	395.9	379.1	711.5	706.8
Depreciation and amortization	25.9	18.4	42.9	38.1
Title claim loss expense	77.0	57.4	130.8	108.2
Interest expense	15.4	13.8	30.5	28.1
Total expenses	1,513.9	1,124.5	2,598.2	2,179.3

Earnings from continuing operations before taxes	223.0	109.2	328.6	186.3
Income tax expense	81.3	40.4	118.2	68.4
Earnings from continuing operations before equity investments	141.7	68.8	210.4	117.9
Earnings from equity investments	2.0	12.6	7.8	4.0
Net earnings from continuing operations	143.7	81.4	218.2	121.9
Income from discontinued operations, net of tax	3.2	1.6	5.9	5.2
Net earnings	146.9	83.0	224.1	127.1
Non-controlling interests	(0.1)	3.0	2.7	4.6
Net earnings attributable to common shareholders	$147.0	$80.0	$221.4	$122.5
Earnings per share:
Net earnings attributable to common shareholders - basic	$0.67	$0.36	$1.01	$0.56
Net earnings attributable to common shareholders - diluted	$0.65	$0.36	$0.99	$0.55

Weighted average shares - basic	220.5	220.7	219.6	220.7
Weighted average shares - diluted	225.4	224.5	224.3	224.0

Direct operations orders opened (000's)	667.5	514.0	1,318.6	1,002.1
Direct operations orders closed (000's)	459.3	353.2	868.8	724.0
Fee per file	$1,497	$1,569	$1,451	$1,468
Actual title claims paid	$101.3	$147.5	$204.8	$236.3

 FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information)
(Unaudited)

Three Months Ended			Restaurant	Corporate
June 30, 2012	Consolidated	FNT	Group	and Other
Gross operating revenue	$1,633.8	$1,365.7	$252.9	$15.2
Interest and investment income	37.0	35.3	—	1.7
Realized gains and losses	66.1	0.6	71.4	(5.9)
Total revenue	1,736.9	1,401.6	324.3	11.0
Personnel costs	450.0	431.5	8.3	10.2
Other operating expenses	334.3	289.2	27.8	17.3
Cost of restaurant revenue	215.4	—	215.4	—
Agent commissions	395.9	395.9	—	—
Depreciation and amortization	25.9	15.8	9.3	0.8
Title claim loss expense	77.0	77.0	—	—
Interest expense	15.4	0.1	0.8	14.5
Total expenses	1,513.9	1,209.5	261.6	42.8
Pre-tax earnings (loss) from continuing operations	223.0	192.1	62.7	(31.8)
Pretax margin	12.8%	13.7%	19.3%	—
Pre-tax margin, excluding realized gains and claims recoupment impairment	10.0%	14.4%	—	—
Open orders	667.5	667.5	—	—
Closed orders	459.3	459.3	—	—

Three Months Ended			Restaurant	Corporate
June 30, 2011	Consolidated	FNT	Group	and Other
Gross operating revenue	$1,195.7	$1,182.4	$—	$13.3
Interest and investment income	37.3	37.2	—	0.1
Realized gains and losses	0.7	2.3	—	(1.6)
Total revenue	1,233.7	1,221.9	—	11.8
Personnel costs	389.2	373.9	—	15.3
Other operating expenses	266.6	250.2	—	16.4
Agent commissions	379.1	379.1	—	—
Depreciation and amortization	18.4	17.6	—	0.8
Title claim loss expense	57.4	57.4	—	—
Interest expense	13.8	—	—	13.8
Total expenses	1,124.5	1,078.2	—	46.3
Pre-tax earnings (loss) from continuing operations	109.2	143.7	—	(34.5)
Pretax margin	8.9%	11.8%	—	—
Pre-tax margin, excluding realized gains	8.8%	11.6%	—	—
Open orders	514.0	514.0	—	—
Closed orders	353.2	353.2	—	—

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information)
(Unaudited)

Six Months Ended			Restaurant	Corporate
June 30, 2012	Consolidated	FNT	Group	and Other
Gross operating revenue	$2,783.3	$2,502.0	$252.9	$28.4
Interest and investment income	73.4	70.0	—	3.4
Realized gains and losses	70.1	4.6	71.4	(5.9)
Total revenue	2,926.8	2,576.6	324.3	25.9
Personnel costs	857.6	832.1	8.3	17.2
Other operating expenses	609.5	548.2	27.8	33.5
Cost of restaurant revenue	215.4	—	215.4	—
Agent commissions	711.5	711.5	—	—
Depreciation and amortization	42.9	32.1	9.3	1.5
Title claim loss expense	130.8	130.8	—	—
Interest expense	30.5	0.3	0.8	29.4
Total expenses	2,598.2	2,255.0	261.6	81.6
Pre-tax earnings (loss) from continuing operations	328.6	321.6	62.7	(55.7)
Pretax margin	11.2%	12.5%	19.3%	—
Pre-tax margin, excluding realized gains and claims recoupment impairment	9.4%	12.7%	—	—
Open orders	1,318.6	1,318.6	—	—
Closed orders	868.8	868.8	—	—

Six Months Ended			Restaurant	Corporate
June 30, 2011	Consolidated	FNT	Group	and Other
Gross operating revenue	$2,274.4	$2,252.6	$—	$21.8
Interest and investment income	71.0	70.8	—	0.2
Realized gains and losses	20.2	20.7	—	(0.5)
Total revenue	2,365.6	2,344.1	—	21.5
Personnel costs	772.8	743.6	—	29.2
Other operating expenses	525.3	498.1	—	27.2
Agent commissions	706.8	706.8	—	—
Depreciation and amortization	38.1	36.6	—	1.5
Title claim loss expense	108.2	108.2	—	—
Interest expense	28.1	0.8	—	27.3
Total expenses	2,179.3	2,094.1	—	85.2
Pre-tax earnings (loss) from continuing operations	186.3	250.0	—	(63.7)
Pretax margin	7.9%	10.7%	—	—
Pre-tax margin, excluding realized gains	7.1%	9.9%	—	—
Open orders	1,002.1	1,002.1	—	—
Closed orders	724.0	724.0	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions, except per share amounts)

	June 30, 2012	December 31, 2011
	(Unaudited)
Cash and investment portfolio	$5,028.5	$4,717.4
Goodwill	1,568.9	1,452.2
Title plant	386.6	386.7
Total assets	8,472.0	7,862.1
Notes payable	952.4	915.8
Reserve for title claim losses	1,827.9	1,912.8
Secured trust deposits	561.7	419.9
Total equity	4,052.8	3,655.9
Book value per share	$18.07	$16.57

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